                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

         We hereby consent to the incorporation by reference in the Registration
Statements on Form S-3 (No.'s 333-118899,  333-112529,  333-110543,  333-104541,
333-96667,  333-45610,  333-33204,  333-43861  and  333-39887),  Form  S-4  (No.
333-109146) and Form S-8 (No.'s 333-90611 and 333-37293) of Empire Resorts, Inc.
and  subsidiaries  of  our  report  dated  February  18,  2006  relating  to the consolidated financial statements which appear in the 2005 Form 10-K.

                                             /s/ Friedman LLP
                                             Friedman LLP

New York, New York
March 30, 2006